SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 17, 2002

Northrop Grumman Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16411	95-4840775

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East, Los Angeles, California 90067                    www.northropgrumman.com

(Address of Principal Executive Offices and internet site)

(310) 553-6262

(Registrant’s telephone number, including area code)

Item 5.    Other Events

Northrop Grumman Corporation issued its earnings release for the fiscal quarter ended September 30, 2002 on October 17, 2002, the full text of which is attached as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.    Financial Statements and Exhibits

                (c)    Exhibits

                        99.1 Press Release dated October 17, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2002	NORTHROP GRUMMAN CORPORATION (Registrant)

	By:	/s/ JOHN H. MULLAN
John H. Mullan, Corporate Vice President and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 17, 2002